EXHIBIT 10.75


                             AMENDMENT NO. THREE TO
                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

         THIS AMENDMENT NO. THREE TO WARRANT TO PURCHASE COMMON STOCK (the "AMENDMENT"), is made and entered into as of the 26th day of September, 2004, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "CORPORATION"), and _____________ (the "HOLDER").

         A. The Holder is the holder of that certain Warrant to Purchase Common Stock No. ___ dated as of May 23, 2001, issued to the Holder by the Corporation, as amended by that certain Amendment Number One to the Warrant to Purchase Common Stock, dated December 19, 2001, and as further amended by that certain Amendment Number 2 to the Warrant to Purchase Common Stock, dated March 30, 2004 (as amended, the "WARRANT").

         B. In connection with the transactions contemplated by that certain Letter Agreement by and between the Corporation and Holder dated as of September 26, 2004, the parties have agreed to amend certain terms of the Warrant in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Delete the first paragraph of the Warrant, which commences with the terms "THIS CERTIFIES THAT," and insert the following paragraph in lieu thereof:

         THIS CERTIFIES THAT, for value received, ____________, or his permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time commencing three months after the issuance date of this Warrant (the "EFFECTIVE DATE"), and before 5:00 p.m. Pacific Time on October 4, 2008 (the "EXPIRATION DATE"), to purchase from Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), up to ______________ shares of Common Stock of the Company at an exercise price per share equal to $0.07 (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

         2. In Section 4.6 of the Warrant, the term "Fixed Purchase Price" is hereby deleted wherever it appears in such Section and the term "Purchase Price" is inserted in lieu thereof.

         3. Except as expressly modified herein, all terms and conditions of the Warrant are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Warrant, this Amendment shall govern.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                                           Brilliant Digital Entertainment, Inc.


----------------------------------         -------------------------------------
                                           By


                                           -------------------------------------
                                           (Printed Name)



                                           -------------------------------------
                                           (Title)


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